UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 7, 2011

Starwood Hotels & Resorts Worldwide, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-7959	52-1193298
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Westchester Avenue, White Plains, New York		10604
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(914) 640-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 7, 2011, Starwood Hotels & Resorts Worldwide, Inc. (the "Company") issued a press release announcing that on December 15, 2011, it will redeem all of the Company’s outstanding 7.875% Notes due 2012 (CUSIP No. 85590A AD6) (the "Notes"), of which an aggregate principal amount of $605,127,000 is outstanding. Holders of the Notes have been provided notice of the redemption by the trustee for the Notes.

In accordance with the terms of the Notes, the Notes will be redeemed at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes discounted to the date of redemption, on a semi-annual basis, at a rate equal to the sum of the applicable Treasury rate (as defined in the Notes) plus 50 basis points. Accrued interest will be paid to the date of redemption. The applicable Treasury rate will be calculated on the third business day preceding the date of redemption. The press release and notice of redemption to the holders of the Notes are filed as Exhibit 99.1 and Exhibit 99.2 hereto, respectively, and are incorporated herein by reference.

Cautionary Statements

This Current Report on Form 8-K and the exhibits filed herewith include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements are disclosed in the "Risk Factors" contained in the Company’s 2010 Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission. All forward-looking statements are expressly qualified in their entirety by such factors. The Company does not undertake any duty to update any forward-looking statement except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starwood Hotels & Resorts Worldwide, Inc.

November 9, 2011	By:	Kristen Prohl

Name: Kristen Prohl
Title: Assistant Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release
99.2	Notice of Redemption to Holders